EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (FURNISHED HEREWITH)
I, Jennifer M. Johnson, Chief Executive Officer of Franklin Templeton, Inc. (the “Company”), certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.    The Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.
This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated:	November 9, 2026	/s/ Jennifer M. Johnson
Jennifer M. Johnson
Chief Executive Officer (Principal Executive Officer)